Pro

27 March 2014

Brett M. Error
1269 South 1100 East
Orem, Utah 84097

**RE: Master Note Amendment 27 March 2014**

In the best mutual interests of Fresh Medical Laboratory, Inc., d/b/a ProLung ("Maker") and Brett M. Error ("Holder"), the Holder and the Maker do propose the following amendment, ("Amendment") to the $356,931.50 Master Note dated 30 June 2011:

**AMENDMENT**

Section 2 Payment; (a.) Maturity Date shall be eliminated entirety and hereby amended to read as follows:

2. PAYMENT.

   A. The principal sum of this Note together with interest accrued and not paid thereon shall be due and payable on June 30, 2016 (the "Maturity Date").

The above Amendment, when signed by Holder and Maker below, taken together with the $356,931.50 Master Note ("Note") dated 30 June 2011 shall constitute signed written agreement as set forth in Section 9 of the Note.

As agreed:
27 March 2014

____________________
Holder
Brett M. Error

As agreed:
27 March 2014

____________________
Maker
Fresh Medical Laboratories, Inc.
by Steven C. Eror
its President and CEO